                                   BB&T FUNDS

                         SUPPLEMENT DATED JULY 18, 2005
                                     TO THE
                        INSTITUTIONAL SHARES PROSPECTUS
                             DATED FEBRUARY 1, 2005
                            AS AMENDED MAY 26, 2005

     THIS SUPPLEMENT PROVIDES THE FOLLOWING AMENDED AND SUPPLEMENTAL INFORMATION AND SUPERSEDES ANY INFORMATION TO THE CONTRARY IN THE INSTITUTIONAL SHARES PROSPECTUS DATED FEBRUARY 1, 2005 AS AMENDED MAY 26, 2005:

NEW SUB-ADVISER

     At a meeting on July 8, 2005, the shareholders of the BB&T Mid Cap Value Fund and the BB&T Total Return Bond Fund approved a proposed Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. ("BB&T Asset Management") and Sterling Capital Management LLC ("Sterling Capital").

     Accordingly, effective July 18, 2005, the following disclosure is hereby added to page 96 of the prospectus:

     BB&T MID CAP VALUE FUND AND TOTAL RETURN BOND FUND. Sterling Capital Management LLC ("Sterling Capital") serves as the sub-adviser to the Mid Cap Value Fund and the Total Return Bond Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Sterling Capital manages the Funds, selects their investments and places all orders for purchases and sales of the Funds' securities, subject to the direction and supervision of the Board of Trustees and BB&T Asset Management, any written guidelines adopted by the Board of Trustees or BB&T Asset Management and furnished to Sterling Capital, and in accordance with the Funds' written investment restrictions.

     Sterling Capital's address is: 4064 Colony Road, Suite 300, Charlotte, NC 28211. Sterling Capital was organized as a limited liability company on January 27, 2005. Sterling Capital, originally founded in 1970, is an affiliate of BB&T Asset Management because it is 70% owned by the parent of BB&T Asset Management, BB&T Corporation. As of June 30, 2005, Sterling Capital had over $8 billion in assets under management.

CHANGE OF INVESTMENT OBJECTIVE

     Effective July 18, 2005, the investment objective of the Mid Cap Value Fund, on page 12 of the prospectus, will be amended to read as follows:

          "The Fund seeks 'long-term growth of capital' by investing the Fund's assets primarily in equity securities of companies that are considered to be undervalued."

CHANGES TO BENCHMARK INDICES

     The following benchmark changes will be effective July 18, 2005, in order to better represent the Funds' investment strategies for comparison purposes:

FUND                             CURRENT BENCHMARK INDEX         NEW BENCHMARK INDEX
----                             -----------------------         -------------------
Total Return Bond Fund        Lehman Brothers U.S. Credit   Lehman Brothers Aggregate
                              Index                         Index
Short U.S. Government Fund    Merrill Lynch 1-5 Year U.S.   Merrill Lynch 1-5 Year
                              Treasury Index                Treasuries/Agencies Index

     Accordingly, the following information is added to the return table on page 40 of the prospectus:

                                                                       5     SINCE INCEPTION
                                                            1 YEAR   YEARS      (8/1/96)
                                                            ------   -----   ---------------
Lehman Brothers Aggregate Index                             6.81%    7.41%        6.97%

     The following information is added to the return table on page 34 of the prospectus:

                                                               5      10     SINCE INCEPTION
                                                    1 YEAR   YEARS   YEARS     (11/30/92)
                                                    ------   -----   -----   ---------------
Merrill Lynch 1-5 Year Treasuries/Agencies Index    2.68%    5.26%   5.52%        5.60%

INVESTMENT PRACTICES

     Under the section entitled "Additional Investment Strategies and Risks -- Investment Practices" beginning on page 88 of the prospectus, the information for certain instruments is deleted and replaced in its entirety as follows:

REVERSE REPURCHASE AGREEMENTS:  The sale of a security and    5-8, 12     Market
the simultaneous commitment to buy the security back at an               Leverage
agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.

              SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.

SP-INST-R 0705

                                   BB&T FUNDS

                         SUPPLEMENT DATED JULY 18, 2005
                                     TO THE
                CLASS A, CLASS B, AND CLASS C SHARES PROSPECTUS
                             DATED FEBRUARY 1, 2005

     THIS SUPPLEMENT PROVIDES THE FOLLOWING AMENDED AND SUPPLEMENTAL INFORMATION AND SUPERSEDES ANY INFORMATION TO THE CONTRARY IN THE CLASS A, CLASS B, AND CLASS C SHARES PROSPECTUS DATED FEBRUARY 1, 2005:

NEW SUB-ADVISER

     At a meeting on July 8, 2005, the shareholders of the BB&T Mid Cap Value Fund and the BB&T Total Return Bond Fund approved a proposed Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. ("BB&T Asset Management") and Sterling Capital Management LLC ("Sterling Capital").

     Accordingly, effective July 18, 2005, the following disclosure is hereby added to page 123 of the prospectus:

     BB&T MID CAP VALUE FUND AND TOTAL RETURN BOND FUND. Sterling Capital Management LLC ("Sterling Capital") serves as the sub-adviser to the Mid Cap Value Fund and the Total Return Bond Fund pursuant to a Sub-Advisory Agreement with BB&T Asset Management. Under the Sub-Advisory Agreement, Sterling Capital manages the Funds, selects their investments and places all orders for purchases and sales of the Funds' securities, subject to the direction and supervision of the Board of Trustees and BB&T Asset Management, any written guidelines adopted by the Board of Trustees or BB&T Asset Management and furnished to Sterling Capital, and in accordance with the Funds' written investment restrictions.

     Sterling Capital's address is: 4064 Colony Road, Suite 300, Charlotte, NC 28211. Sterling Capital was organized as a limited liability company on January 27, 2005. Sterling Capital, originally founded in 1970, is an affiliate of BB&T Asset Management because it is 70% owned by the parent of BB&T Asset Management, BB&T Corporation. As of June 30, 2005, Sterling Capital had over $8 billion in assets under management.

CHANGE OF INVESTMENT OBJECTIVE

     Effective July 18, 2005, the investment objective of the Mid Cap Value Fund, on page 14 of the prospectus, will be amended to read as follows:

          "The Fund seeks 'long-term growth of capital' by investing the Fund's assets primarily in equity securities of companies that are considered to be undervalued."

CHANGES TO BENCHMARK INDICES

     The following benchmark changes will be effective July 18, 2005, in order to better represent the Funds' investment strategies for comparison purposes:

FUND                             CURRENT BENCHMARK INDEX          NEW BENCHMARK INDEX
----                             -----------------------          -------------------
Total Return Bond Fund        Lehman Brothers U.S. Credit    Lehman Brothers Aggregate
                              Index                          Index
Short U.S. Government Fund    Merrill Lynch 1-5 Year U.S.    Merrill Lynch 1-5 Year
                              Treasury Index                 Treasuries/Agencies Index

     Accordingly, the following information is added to the return table on page 52 of the prospectus:

                                                                       5     SINCE INCEPTION
                                                            1 YEAR   YEARS      (8/1/96)
                                                            ------   -----   ---------------
Lehman Brothers Aggregate Index                             6.81%    7.41%        6.97%

     The following information is added to the return table on page 44 of the prospectus:

                                                               5      10     SINCE INCEPTION
                                                    1 YEAR   YEARS   YEARS     (11/30/92)
                                                    ------   -----   -----   ---------------
Merrill Lynch 1-5 Year Treasuries/Agencies Index    2.68%    5.26%   5.52%        5.60%

INVESTMENT PRACTICES

     Under the section entitled "Additional Investment Strategies and Risks -- Investment Practices" beginning on page 114 of the prospectus, the information for certain instruments is deleted and replaced in its entirety as follows:

REVERSE REPURCHASE AGREEMENTS:  The sale of a security and    5-8, 12     Market
the simultaneous commitment to buy the security back at an               Leverage
agreed upon price on an agreed upon date. This is treated as a borrowing by the Fund.

              SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE
                        PROSPECTUS FOR FUTURE REFERENCE.

SP-RETAIL4 0705

                                   BB&T FUNDS

                         SUPPLEMENT DATED JULY 18, 2005
                                     TO THE
                       STATEMENT OF ADDITIONAL INFORMATION
                             DATED FEBRUARY 1, 2005

THIS SUPPLEMENT PROVIDES THE FOLLOWING AMENDED AND SUPPLEMENTAL INFORMATION AND SUPERSEDES ANY INFORMATION TO THE CONTRARY IN THE STATEMENT OF ADDITIONAL INFORMATION ("SAI") DATED FEBRUARY 1, 2005:

ADDITIONAL INFORMATION ON PORTFOLIO INVESTMENTS

In the section entitled "Additional Information on Portfolio Investments," the disclosure under the heading "Reverse Repurchase Agreements" on page 6 of the SAI is hereby replaced in its entirety by the following:

REVERSE REPURCHASE AGREEMENTS AND DOLLAR ROLL AGREEMENTS. The Funds may also enter into reverse repurchase agreements and dollar roll agreements in accordance with applicable investment restrictions. Pursuant to such reverse repurchase agreements, a Fund would sell certain of its securities to financial institutions such as banks and broker-dealers, and agree to repurchase them, or substantially similar securities in the case of a dollar roll agreement, at a mutually agreed upon date and price. A dollar roll agreement is analogous to a reverse repurchase agreement, with a Fund selling mortgage-backed securities for delivery in the current month and simultaneously contracting to repurchase substantially similar (same type, coupon and maturity) securities on a specified future date. At the time a Fund enters into a reverse repurchase agreement or dollar roll agreement, it will place in a segregated custodial account assets such as U.S. Government securities or other liquid securities consistent with its investment restrictions having a value equal to the repurchase price (including accrued interest), and will subsequently continually monitor the account to ensure that such equivalent value is maintained at all times. Reverse repurchase agreements and dollar roll agreements involve the risk that the market value of securities to be purchased by a Fund may decline below the price at which it is obligated to repurchase the securities, or that the other party may default on its obligation, so that a Fund is delayed or prevented from completing the transaction. Reverse repurchase agreements are considered to be borrowings by a Fund under the 1940 Act.

SALES CHARGES

The second paragraph under the heading "Sales Charges" on page 26 of the SAI is hereby deleted in its entirety, and replaced with the following:

      The Distributor, at its expense, will also provide additional compensation to dealers in connection with sales of Class A Shares of any Fund of the BB&T Funds. The maximum cash compensation payable by the Distributor is 5.75% of the public offering price of Class A Shares. In addition, the Distributor and/or the Adviser may provide financial assistance to financial intermediaries (including, but not limited to, broker dealers, shareholder servicing agents, and financial advisors) in connection with conferences, sales or training programs for their employees, seminars for the public, advertising campaigns regarding one or more of the Funds, and/or broker dealer-sponsored special events. In some instances, this compensation will be made available only to broker dealers whose representatives have sold a significant amount of such Shares. Compensation will include payment for travel expenses, including lodging, incurred in connection with trips taken by invited employees of financial intermediaries to locations within or outside of the United States for meetings or seminars of a business nature. Financial intermediaries may not use sales of a Fund's Shares to qualify for this compensation to the extent such may be prohibited by the laws of any state or any self-regulatory agency, such as the National Association of Securities Dealers, Inc. Financial intermediaries are not permitted to delay the placement of orders to benefit themselves by a price change.

NEW SUB-ADVISER

At a meeting on July 8, 2005, the shareholders of the BB&T Mid Cap Value Fund and the BB&T Total Return Bond Fund approved a proposed Investment Sub-Advisory Agreement between BB&T Asset Management, Inc. ("BB&T Asset Management") and Sterling Capital Management LLC ("Sterling Capital").

Accordingly, Sterling Capital is included in the definition of "Sub-Adviser" throughout the SAI.

On page 69 of the SAI, the seventh paragraph (entitled "BB&T Intermediate Corporate Bond Fund") is hereby deleted in its entirety, and replaced with the following:

      BB&T MID CAP VALUE FUND AND TOTAL RETURN BOND FUND. Investment sub-advisory and management services are provided to the BB&T Mid Cap Value Fund and the Total Return Bond Fund by Sterling Capital Management LLC ("Sterling Capital"), an affiliate of BB&T Asset Management, pursuant to a Sub-Advisory Agreement ("Sub-Advisory Agreement") dated as of July 18, 2005, between BB&T Asset Management and Sterling Capital.

      In consideration for the services provided and expenses assumed under the Sterling Capital Investment Sub-Advisory Agreement, BB&T Asset Management has agreed to pay Sterling Capital a fee, computed daily and paid monthly, at an annual rate of 0.40% of the average daily net assets of the Mid Cap Value Fund, and at an annual rate of 0.25% of the average daily net assets of the Total Return Bond Fund. For the fiscal year ended September 30, 2004, BB&T Asset Management made no payments to Sterling Capital.

      The Sub-Advisory Agreement will continue in effect until October 31, 2006 and thereafter will continue from year to year if such continuance is approved at least annually by BB&T Funds' Board of Trustees or by vote of the holders of a majority of the outstanding Shares of the Fund (as defined under "GENERAL INFORMATION - Miscellaneous"). The Sub-Advisory Agreement is terminable at any time without penalty, by the Trustees, by vote of the holders of a majority of the outstanding Shares of the Fund, or on 60 days' written notice by Sterling Capital or by BB&T Asset Management. The Sub-Advisory Agreement also terminates automatically in the event of any assignment, as defined in the 1940 Act. BB&T Asset Management will bear the sole responsibility for the payment of the sub-advisory fee to Sterling Capital.

The following is hereby added under the heading "Board Approval of Advisory Agreements" on page 71 of the SAI:

      In determining to initially approve the sub-advisory agreement with respect to the Mid Cap Value Fund and the Total Return Bond Fund, the Board of Trustees met on May 20, 2005 with the relevant investment advisory personnel from Sterling Capital. The Board of Trustees of BB&T Funds concluded that the nature and quality of services to be provided by Sterling Capital were both comprehensive and of superior quality. With respect to investment performance, the Board concluded that the mid cap value and core fixed income styles involved in the sub-advisory proposal were very strong. Regarding the costs of services and profits to be realized by Sterling Capital, the Board concluded that the fees were fair and reasonable, and that an analysis of profitability would need to await actual performance of services as sub-adviser. With respect to economies of scale and possible breakpoints, it was the conclusion of the Board that the Total Return Bond and Mid Cap Value Funds were currently too small to enjoy significant economies of scale and were likely to remain so during the initial contract term for Sterling Capital under consideration.

The following Proxy Voting Policy & Procedures of Sterling Capital Management LLC are added to Appendix B of the SAI:

                        STERLING CAPITAL MANAGEMENT LLC
                        Proxy Policy & Voting Procedures
                           (Effective October, 1989)
                           (Revised September, 2004)

I.    VOTING POLICY AND GUIDELINES

Sterling Capital Management LLC ("SCM") believes it has a fiduciary obligation to vote its clients' proxies in favor of the economic interest of shareholders. Our fiduciary responsibility includes protecting and enhancing the economic interests of the plan participants in the ERISA accounts we manage. The following guidelines have been established to assist us in evaluating relevant facts and circumstances which will enable us to vote in a manner consistent with our fiduciary responsibility.

                          ROUTINE MANAGEMENT PROPOSALS
Election of Directors                                             Case by Case

      We believe that the structure and functioning of its board of directors are critical to the economic success of every company therefore treat board related issues in a separate section, below.

Appointment of Auditors                                                Approve

Fix Auditor Remuneration                                               Approve

Approval of Audited Financial Statements                               Approve

Set/Eliminate Dividends                                                Approve

Grant Board Authority to Repurchase Shares                             Approve

Approve Stock Splits or Reverse Stock Splits                           Approve

Change Name of Corporation                                             Approve

Eliminate Preemptive Rights
      Preemptive rights give current shareholders the opportunity to maintain their current percentage ownership through any subsequent equity offerings. These provisions are no longer common in the U.S., and can restrict management's ability to raise new capital.

      We generally approve the elimination of preemptive rights, but will oppose the elimination of limited preemptive rights, e.g., on proposed issues representing more than an acceptable level of dilution.

Employee Stock Purchase Plan                                           Approve

Establish 401(k) Plan                                                  Approve

                               BOARD OF DIRECTORS
We support measures which encourage and enable boards to fulfill their primary responsibility to represent the economic interests of shareholders. While we may take into consideration the specific needs of companies that are in early rapid growth phases, closely held, or in severe financial difficulties, we view strong independent boards as a key protection for shareholder value.

Election of Directors                                             Case by Case
      We support management in most elections. However, we will withhold approval if the board gives evidence of acting contrary to the best economic interests of shareholders. We will also withhold approval of individual director/managers whose remuneration appears to be blatantly excessive and exploitative of the shareholders.

Classified Board of Directors/Staggered Terms                           Oppose
      A classified board of directors is one that is divided generally into three classes, each of which is elected for a three-year term, but on a staggered schedule. At each annual meeting therefore, one-third of the directors would be subject to reelection.

      Our belief is that all directors should be subject to reelection on an annual basis to discourage entrenchment, and we will most frequently vote against classification and for management and shareholder proposals to eliminate classification of the board.

      Occasionally, proposals to classify a board of directors will contain a clause stipulating that directors may be removed only for cause. We will oppose these proposals.

Confidential Voting                                                    Approve
      Confidential voting is most often proposed by shareholders as a means of eliminating undue management pressure on shareholders regarding their vote on proxy issues.

Cumulative Voting for Directors                                   Case by Case

      Cumulative voting allocates one vote for each share of stock held times the number of directors subject to election. A shareholder may cumulate his/her votes and cast all of them in favor of a single candidate, or split them among any combination of candidates. Cumulative voting enables minority shareholders to secure board representation.

      We generally support cumulative voting proposals. However, we may withhold approval of proposals that further the candidacy of minority shareholders whose interests do not coincide with our fiduciary responsibility.

Director Compensation                                             Case by Case
      We believe that compensation for independent outside directors should be structured to align the interests of the directors with those of shareholders, whom they have been elected to represent. To this end, we have a preference toward compensation packages which are based on the company's performance and which include stock and stock options.

Independent Board Committees                                           Approve
      We believe that a board's nominating, compensation and audit committees should consist entirely of independent outside directors in order to avoid conflict of interests. We will therefore normally approve reasonable shareholder proposals to that effect; an example of an unreasonable request would be a case where a board consists of only two or three directors.

Majority Independent Board Composition                                 Approve
      We will generally support shareholder proposals requesting that the board consist of majority independent outside directors, as we believe that an independent board faces fewer conflicts and is best prepared to protect shareholder interests.

Separation of Chairman and CEO Positions                          Case by Case
      We will support shareholder proposals requesting that the positions of chairman and CEO be separated if the board is composed of less than a majority independent directors.

                              CORPORATE GOVERNANCE
Adjourn Meeting to solicit Additional Votes                             Oppose
      Additional solicitation is costly and could result in coercive pressure on shareholders, who usually have sufficient information in the proxy materials to make an informed decision prior to the original meeting date.

Anti-Greenmail Provision                                               Approve

Eliminate Shareholders' Right to Call Special Meeting                   Oppose

Increase in Authorized Shares                                     Case by Case
      We approve proposals for increases of up to 100%. We will consider larger increases if a need is demonstrated. We may apply a stricter standard if the company has no stated use for the additional shares and/or has previously authorized shares still available for issue. Additionally, proposals which include shares with unequal voting rights may warrant opposition.

Indemnification of Directors and Officers                              Approve
      We support the protection of directors and officers against frivolous and potentially ruinous legal actions, in the belief that failure to do so might severely limit a company's ability to attract and retain competent leadership. We will support proposals to provide indemnification which is limited to coverage of legal expenses.

Liability Insurance of Directors and Officers                          Approve
      Proposals regarding liability insurance for directors and officers often appear separately from indemnification proposals. We will generally support insurance against liability for acts committed in an individual's capacity as a director or officer of a company. However, we withhold approval of proposals which cover breaches of the duty of loyalty, acts or omissions not in good faith or which involve intentional misconduct or knowing violation of law, willful or negligent conduct in connection with the payment of an unlawful dividend, or any transaction from which the director derived an improper personal benefit.

Prohibit Shareholder Action Outside Meetings                            Oppose

Reincorporate                                                     Case by Case
      Proposals to reincorporate in another state are most frequently motivated by considerations of anti-takeover protections or cost savings. Where cost savings are the sole issue, we will favor reincorporation.

      In cases where there are significant differences in anti-takeover protections, we will vote in favor of reincorporation only if shareholder discretion is not diminished by the change. As state corporation laws are continuously evolving, such determination requires case by case analysis.

Change of Location of Corporate Headquarters                      Case by Case
      Changes in location of headquarters must have clear economic benefits. Changing the physical location of headquarters to meet the personal geographic or lifestyle preferences of senior executives will be opposed.

Require more than simple majority vote to pass proposals.               Oppose

                                  ANTI-TAKEOVER

Blank Check Preferred                                             Case by Case
      These proposals are for authorization of a class of preferred stock in which voting rights are not established in advance, but are left to the discretion of the board of directors on a when issued basis. The authority is generally viewed as affording the board the ability to place a block of stock with an investor sympathetic to management, thereby foiling a takeover bid without reference to a shareholder vote. However, in some cases it may be used to provide management with the flexibility to consummate beneficial acquisitions, combinations or financings.

      We oppose these proposals as a transfer of authority from shareholders to the board and a possible entrenchment device. However, if there are few or no other anti-takeover measures on the books and the company appears to have a legitimate financing motive for requesting the authority, or has used blank check preferred stock for past financings, we will approve the proposal.

Differential Voting Power                                               Oppose
  Authorize a class of common having superior voting rights over the existing common or entitled to elect a majority of the board.

Poison Pill Plans                                                       Oppose
  Also known as "shareholder rights plans," involve call options to purchase securities in a target firm on favorable terms. The options are exercisable only under certain circumstances, usually hostile tender offers. These plans are not subject to shareholder vote. However, the shares required to fund the plan must be authorized. Since these shares are generally blank check preferred, we oppose them.

      Therefore, these proposals generally only appear on the proxy as shareholder proposals requesting that existing plans be put to a vote. The vote is non-binding. We vote in favor of shareholder proposals to rescind poison pills.

      Our policy is to examine these plans individually. Most plans are opposed, however. We approve most plans which include a "permitted bid" feature. Permitted bid features have appeared in some Canadian poison pill plans. They require shareholder ratification of the pill, stipulate a sunset provision whereby the pill expires unless it is renewed and specify that an all cash bid for all shares that includes a fairness opinion and evidence of financing does not trigger the pill, but forces a special meeting at which the offer is put to a shareholder vote.

Stakeholder Provision                                                   Oppose
  Stakeholder provisions introduce the concept that the board may consider the interests of constituencies other than shareholders in the evaluation of takeover offers.

      We believe that this concept is inconsistent with public ownership of corporations.

                             MANAGEMENT COMPENSATION
Golden Parachutes                                                 Case by Case
   Golden parachutes provide for compensation to management in the event of a change in control. We view this as encouragement to management to consider proposals which might be beneficial to shareholders, but we are very sensitive to excess or abuse.

Pay-for-Performance Plans                                              Approve
      The Omnibus Budget Reconciliation Act requires companies to link executive compensation exceeding $1 million to preset performance goals and submit the plans for shareholder approval in order for such compensation to qualify for federal tax deductions. The law further requires that such plans be administered by a compensation committee comprised solely of outside directors. Because the primary objective of such proposals is to preserve the deductibility of such compensation, we are biased toward approval in order to preserve net income. However, proposals which authorize excessive dilution or provide executives extraordinary windfalls will be opposed. Moreover, when an objectionable plan is coupled with poor performance, we will consider withholding votes from compensation committee members.

                                  OPTION PLANS
We support option plans which provide incentive to directors, managers and other employees by aligning their economic interests with those of the shareholders while limiting the transfer of wealth out of the company. Option plan evaluations are therefore based on the total cost to shareholders and give effect to the incentive aspects of the plan. We are wary of over-dilution or not-insignificant shareholder wealth transfer.

                  MERGERS, ASSET SALES & CAPITAL RESTRUCTURINGS
In reviewing merger and asset sale proposals, our primary concern is with the best economic interests of shareholders. This does not necessarily indicate that we will vote in favor of all proposals which provide a market premium relative to pre-announcement prices. Due to the subjective nature of the value of individual proposals, transaction-specific characteristics or conditions may prevail. Factors affecting the voting decision will likely include transaction consideration relative to intrinsic value, strategic reason for transaction, board approval/transaction history, and financial advisors' fairness opinions.

                           OTHER SHAREHOLDER PROPOSALS
For those shareholder-proposed issues that are not covered specifically elsewhere.

Shareholder Proposal Requesting a Yearly Report on Director
  Attendance at Meetings                                                Approve
Shareholder Proposal Requesting a Minimum Stock Ownership by Directors   Oppose
Shareholder Proposal to Compensate Directors in Stock                   Approve

                                  SOCIAL ISSUES
We receive proxies containing shareholder proposals which address social issues which are varied and tend to shift from year to year. However, our philosophy in reviewing social proposals is consistent; that is, we vote in all cases in the best economic interests of our clients.

II.   PROCEDURES

      A. Instructions to Bank/Broker Custodians

         All custodian banks/brokers are to be notified that all proxy voting materials should be forwarded to SCM upon receipt unless client has other instructions. This notification typically occurs at the time the account is opened at the custodian.

      B. SCM Administrative Responsibilities for Proxy Voting

         All proxy materials from custodian will be directed to Eric Ladley in Operations. Cathy will delegate and oversee the proxy voting process to a pool of persons, known as Proxy Administrators, who will in turn process and vote all proxies.

(1) Upon receipt of proxy materials, the Proxy Administrator will create a file with the Portfolio Company name and meeting date on the tab. All proxies and related materials for this particular Portfolio Company will then be placed in this file until ready to be voted on.

(2) The Proxy Administrator will look to see if the Portfolio Company is listed on the "Business Relationship List," which is a listing of all companies with whom SCM has a client or supplier relationship. If the Portfolio Company IS NOT listed on the Business Relationship List, then steps (3)-(8) below in this Section B are to be executed. If the Portfolio Company IS listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in Section C (Treatment of SCM Conflicts of Interest) and steps (3)-(8) below in this Section B will not be executed.

(3) The Proxy Administrator will then forward a copy of the proxy and an annual report to the appropriate member of the Proxy Committee for instructions, with a request to return by a specific date, along with a "Proxy Instruction Form" noting the items to be voted on and the voting deadline. It will continue to be the Proxy Administrator's responsibility to make sure all proxies are voted on time.

(4) When the Proxy Committee member completes his/her review of the proxy statement, he/she will complete the "Proxy Instruction Form" which instructs how to vote and briefly identifies reasons for voting against management, if applicable. This form will be given to the Proxy Administrator who will then vote the proxy.

(5) Each proxy is then cross-referenced to make sure the shares we are voting on are the actual shares we own for that client.

(6) All proxies received from the same company for all clients will be voted as the original without review by the Proxy Committee member unless specific client circumstances require otherwise.

(7) After the proxy is voted, all Proxy Instruction Forms will be maintained in a separate file.

(8) Copies of each proxy are kept in the above mentioned folder along with a copy of the annual report, Proxy Instruction Form, and other notes related to each company vote.

C.    Treatment of SCM Conflicts of Interest

Occasionally, SCM may have a material business relationship with a Portfolio Company that could create a conflict of interest with respect to the voting of a proxy for such Portfolio Company. The following procedures are designed to hand over the proxy voting responsibility to our clients in the event that such potential conflicts of interest arise in a particular proxy vote.

(1) As noted in Section B (SCM Administrative Responsibilities for Proxy Voting), upon receipt of proxy materials, the Proxy Administrator will determine if the Portfolio Company is listed on the Business Relationship List. If the Portfolio Company is listed on the Business Relationship List, then the Proxy Administrator will execute the process provided in steps (2)-(4) below in this Section C.

(2) After determining that a Portfolio Company is listed on the Business Relationship List, the Proxy Administrator will give the proxy materials to Patrick Rau, who will determine if the proxy should be voted by our clients. If (1) the relationship is not material OR (2) if the issue to be voted on is not a "case-by-case" issue as provided in Part I of this document (Voting Policy and Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then follow the normal proxy voting procedures in Section B (SCM Administrative Responsibilities for Proxy Voting), steps (3)-(8).

(3) If (1) the relationship is material AND (2) if the issue to be voted on is a "case-by-case" issue as provided in Part I of this document (Voting Policy and Guidelines), then Mr. Rau will return the proxy materials to the Proxy Administrator, who will then mail the proxy ballot to each client, along with a cover letter explaining the conflict of interest situation. The client will then vote its own proxy ballot and SCM will not have any involvement in the voting of that ballot. The Proxy Administrator will make an entry in the proxy voting database that indicates that the particular proxy ballot in question was voted by the client due to a conflict of interest with a SCM business relationship.

(4) For purposes of determining materiality, a relationship is "material" if it represents at least 1% of SCM revenues in the case of a client relationship and at least 1% of SCM expenses in the case of a supplier relationship.

D.    Treatment of Personal Conflicts of Interest

From time to time, individuals on the Proxy Committee may have personal relationships with people connected to the Portfolio Company, including (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. Such relationships could create a conflict of interest with respect to the voting of a proxy. The following procedures are designed to hand over the proxy voting responsibility to a different member of the Proxy Committee in the event that such conflicts of interest arise in a particular proxy vote.

(1) Upon receiving proxy materials from the Proxy Administrator, the member of the Proxy Committee who receives such materials shall determine whether a personal relationship exists between such member and the following people connected with the Portfolio Company: (a) individual members of the board of directors, (b) candidates for the board of directors, (c) proponents of proxy proposals, and (d) participants in proxy contests. In the event that such a personal relationship exists, the Proxy Committee member shall return the proxy materials to Patrick Rau, who shall deliver the materials to a different Proxy Committee member for voting.

III.  THE PROXY COMMITTEE

      The Proxy Committee will consist of Brian Walton, Ed Brea, Bob Bridges, Tim Beyer, Patrick Rau, Will Thompson, Mary Weeks Fountain and Raleigh Shoemaker, any of whom may act on a proxy issue. Dave Ralston will be the advisory member and may substitute as necessary.

  SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                       INFORMATION FOR FUTURE REFERENCE.




BBT-SA 0705

                                   BB&T FUNDS

                         SUPPLEMENT DATED JULY 18, 2005
                                     TO THE
                             BB&T EQUITY INDEX FUND
                       STATEMENT OF ADDITIONAL INFORMATION
                                DATED MAY 1, 2005

Effective immediately, the disclosure under the heading "Valuation -- S&P 500 Index Master Portfolio" on page 13 of the statement of additional information is replaced in its entirety with the following:

      S&P 500 Index Master Portfolio. The securities of the Master Portfolio are valued as discussed below. In calculating the Master Portfolio's net asset value, the Master Portfolio's investments are generally valued using market valuations. A market valuation generally means a valuation (i) obtained from an exchange, a pricing service, or a major market maker (or dealer), (ii) based on a price quotation or other equivalent indication of value supplied by an exchange, a pricing service, or a major market maker (or dealer) or (iii) based on amortized cost. In the case of shares of other funds that are not traded on an exchange, a market valuation means such fund's published net asset value per share. BGFA may use various pricing services or discontinue the use of any pricing service. A price obtained from a pricing service based on such pricing service's valuation matrix may be considered a market valuation.

      In the event that current market valuations are not readily available or such valuations do not reflect current market prices, the affected investments will be valued using fair value pricing pursuant to the pricing policy and procedures approved by the Master Portfolio's Board of Trustees. The frequency with which the Master Portfolio's investments are valued using fair value pricing is primarily a function of the types of securities and other assets in which the Master Portfolio invests pursuant to its investment objective, strategies and limitations.

      Investments that may be valued using fair value pricing include, but are not limited to: (i) an unlisted security related to corporate actions;
      (ii) a restricted security (i.e., one that may not be publicly sold without registration under the Securities Act of 1933); (iii) a security whose trading has been suspended or which has been de-listed from its primary trading exchange; (iv) a security that is thinly traded; (v) a security in default or bankruptcy proceedings for which there is no current market quotation; (vi) a security affected by currency controls or restrictions; and (vii) a security affected by a significant event (i.e., an event that occurs after the close of the markets on which the security is traded but before the time as of which the Master Portfolio's net asset value is computed and that may materially affect the value of the Master Portfolio's investments). Examples of events that may be "significant events" are government actions, natural disasters, armed conflict, acts of terrorism, and significant market fluctuations.

      Valuing the Master Portfolio's investments using fair value pricing will result in using prices for those investments that may differ from current market valuations. Accordingly, fair value pricing could result in a difference between the prices used to calculate the Master Portfolio's net asset value and the prices used by the Master Portfolio's benchmark index, which, in turn, could result in a difference between the Master Portfolio's performance and the performance of the Master Portfolio's benchmark index.

  SHAREHOLDERS SHOULD RETAIN THIS SUPPLEMENT WITH THE STATEMENT OF ADDITIONAL
                       INFORMATION FOR FUTURE REFERENCE.





BBT-SA-EQ 0705